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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of Aetna, Inc. (the "Company"), hereby severally constitute and appoint Michele G. Kostin, Counsel, and Judith
H. Jones, Counsel, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of up to 10,000,000 shares of Common Stock of the Company under the Company's 1998 Stock Incentive Plan, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

WITNESS our hands on this 4th day of December, 1998.

  /s/ Richard L. Huber                             /s/ Gerald Greenwald
  -------------------------------------------      ------------------------------------------
  Richard L. Huber, Chairman, Chief                Gerald Greenwald, Director
  Executive Officer, President and Director
  (Principal Executive Officer)


  /s/ Leonard Abramson                             /s/ Ellen M. Hancock
  -------------------------------------------      ------------------------------------------
  Leonard Abramson, Director                       Ellen M. Hancock, Director


  /s/ Betsy Z. Cohen                               /s/ Michael H. Jordan
  -------------------------------------------      ------------------------------------------
  Betsy Z. Cohen, Director                         Michael H. Jordan, Director



  /s/ William H. Donaldson                         /s/ Jack D. Kuehler
  -------------------------------------------      ------------------------------------------
  William H. Donaldson, Director                   Jack D. Kuehler, Director



  /s/ Barbara Hackman Franklin                     /s/ Frank R. O'Keefe, Jr.
  -------------------------------------------      ------------------------------------------
  Barbara Hackman Franklin, Director               Frank R. O'Keefe, Jr., Director



  /s/ Jerome S. Goodman                            /s/ Judith Rodin
  -------------------------------------------      ------------------------------------------
  Jerome S. Goodman, Director                      Judith Rodin, Director



  /s/ Earl G. Graves                               /s/ Alan J. Weber
  -------------------------------------------      ------------------------------------------
  Earl G. Graves, Director                         Alan J. Weber, Vice Chairman for Strategy
                                                   and Finance (Principal Financial Officer)



                                                   /s/ Alan M. Bennett
                                                   ------------------------------------------
                                                   Alan M. Bennett, Vice President, Finance
                                                   and Corporate Controller
                                                   (Principal Accounting Officer)